ALPS SERIES TRUST

Polen DDJ Opportunistic High Yield Fund

(the “Fund”)

Supplement dated April 19, 2023 to the
Prospectus and Statement of Additional Information,

each dated January 27, 2023, as supplemented

On February 16, 2023, the Board of Trustees (the “Board”) of ALPS Series Trust (the “Trust”), based upon the recommendation of Polen Capital Credit, LLC, the investment adviser to the Fund, approved the proposed reorganization of the Fund into a correspondingly named series of FundVantage Trust (the “New Fund”), subject to the approval of the shareholders of the existing Fund (the “Reorganization”).

The Board also approved an Agreement and Plan of Reorganization (the “Plan”) that provides that the existing Fund will assign all of its assets to the New Fund, in exchange solely for (1) the number of the New Fund shares equivalent in value to shares of the existing Fund outstanding immediately prior to the closing date of the Reorganization, and (2) the New Fund’s assumption of all of the existing Fund’s liabilities, followed by a distribution of those shares to such existing Fund’s shareholders so that the existing Fund’s shareholders receive shares of the New Fund equivalent in value to the shares of the existing Fund held by such shareholder on the closing date of the Reorganization. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes.

The Trust will hold a shareholder meeting on July 5, 2023, as may be adjourned, at which shareholders of the existing Fund as of April 11, 2023 will be asked to consider and vote on the Plan. If shareholders of the Fund approve the Reorganization, the Reorganization is expected to take effect on or around July 24, 2023.

Shareholders of the existing Fund will receive a combined prospectus/proxy statement with additional information about the shareholders meeting, the Reorganization, and the New Fund. Please read these materials carefully, as they will contain a more detailed description of the Reorganization.

Please retain this supplement with your Prospectus and
Statement of Additional Information.